Nationwide Life Insurance Company: • Nationwide Variable Account - 9

Prospectus supplement dated August 24, 2006 to
Prospectus dated May 1, 2006

This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.

The Board of Trustees of the Neuberger Berman Advisers Management Trust has voted to liquidate the Neuberger Berman Advisers Management Trust - AMT Focus Portfolio: S Class on or about September 22, 2006. Concurrently, this underlying mutual fund will be eliminated as an investment option in your contract.

Absent prior instructions from you, effective on or about September 22, 2006, any contract value or future allocations remaining in the Neuberger Berman Advisers Management Trust - AMT Focus Portfolio: S Class fund will be reallocated to the Gartmore Variable Insurance Trust - Gartmore GVIT Money Market Fund: Class I.